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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


Sabratek Corporation:



     We consent to the use of our reports included herein and to the reference to our firm under the headings "SELECTED FINANCIAL DATA" and "EXPERTS" in the prospectus.


                                                           KPMG Peat Marwick LLP


Chicago, Illinois


April 3, 1997